KINDER MORGAN ENERGY PARTNERS, L.P.

Kinder Morgan Canada Company – Nova Scotia

Kinder Morgan North Texas Pipeline, L.P. - DE

Kinder Morgan Texas Gas Services LLC - DE

Kinder Morgan Transmix Company, LLC - DE

Kinder Morgan Interstate Gas Transmission LLC - CO

Kinder Morgan Trailblazer, LLC - DE

CGT Trailblazer, LLC - DE

Kinder Morgan Texas Pipeline, L.P. - DE

Kinder Morgan Operating L.P. “A” - DE

Kinder Morgan Operating L.P. “B” - DE

Kinder Morgan CO2 Company, L.P. - DE

Trailblazer Pipeline Company - IL

Kinder Morgan Bulk Terminals, Inc. - LA

Western Plant Services, Inc. - CA

Dakota Bulk Terminal, Inc. - WI

Delta Terminal Services LLC - DE

RCI Holdings, Inc. - LA

HBM Environmental, Inc. - LA

Milwaukee Bulk Terminals LLC - WI

Queen City Terminals, Inc. - DE

Kinder Morgan Port Terminals USA LLC - DE

Elizabeth River Terminals LLC - DE

Nassau Terminals LLC - DE

Fernandina Marine Construction Management LLC - DE

Kinder Morgan Port Manatee Terminal LLC - DE

Kinder Morgan Port Sutton Terminal LLC - DE

Pinney Dock & Transport LLC - OH

Kinder Morgan Operating L.P. “C” - DE

Kinder Morgan Operating L.P. “D” - DE

SFPP, L.P. - DE

Kinder Morgan Liquids Terminals LLC - DE

Kinder Morgan Pipeline LLC - DE

Kinder Morgan Tank Storage Terminals LLC - DE

Kinder Morgan 2-Mile LLC - DE

Rahway River Land LLC - DE

Central Florida Pipeline LLC - DE

Southwest Florida Pipeline LLC - DE

Calnev Pipe Line LLC - DE

Kinder Morgan Las Vegas LLC - DE

Globalplex Partners, Joint Venture - LA

Colton Processing Facility - CA

Kinder Morgan Materials Services, LLC - PA

CIG Trailblazer Gas Company, L.L.C. - DE

KM Trailblazer, LLC - DE

Kinder Morgan Border Pipeline, L.P. - DE

Tejas Gas, LLC - DE

Gulf Energy Gas, LLC - DE

Gulf Energy Gathering & Processing, LLC - DE

Gulf Energy Marketing, LLC - DE

Hydrocarbon Development, LLC - DE

Kinder Morgan Tejas Pipeline, L.P. - DE

Stellman Transportation, LLC - DE

Kinder Morgan Tejas Pipeline GP LLC - DE

Tejas Energy Partner, LLC - DE

Tejas Gas Systems, LLC - DE

Tejas-Gulf, LLC - DE

Tejas Natural Gas, LLC - DE

Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. - Mexico

Valley Gas Transmission, LLC - DE

TransColorado LLC - DE

Silver Canyon Pipeline LLC - DE

Kinder Morgan Liquids Terminals St. Gabriel LLC - LA

Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. - Mexico

KM Production Company GP LLC - DE

Kinder Morgan Production Company LP - DE

Emory B Crane, LLC- LA

Frank L. Crane, LLC - LA

Paddy Ryan Crane, LLC - LA

Agnes B Crane, LLC - LA

KMBT LLC - DE

KM Production Company LP LLC - DE

KM Crane LLC - MD

MJR Operating LLC - MD

Kinder Morgan West Texas Pipeline, L.P. - DE

Kinder Morgan Southeast Terminals LLC - DE

International Marine Terminals - LA

I.M.T. Land Corp. - LA

ICPT, L.L.C. - LA

KM Crude Oil Pipelines GP LLC - DE

KM Crude Oil Pipelines LP LLC - DE

Kinder Morgan Crude Oil Pipelines, L.P. - DE

Kinder Morgan Carbon Dioxide Transportation Company - DE

Pecos Carbon Dioxide Transportation Company - TX

River Consulting, LLC – LA

KM Liquids Partners GP LLC - DE

KM Liquids Terminals, L.P. - DE

KM Liquids Holdings LLC - DE

Kinder Morgan Wink Pipeline, L.P. - DE

Kinder Morgan River Terminals LLC formerly Global Materials Services LLC- TN

Arrow Terminals B.V. - Dutch

Arrow Terminals Canada B. V. - Netherlands

Arrow Terminals Canada Company - NSULC

Kinder Morgan Arrow Terminals, L.P. LP - DE

Global American Terminals LLC - DE

Kinder Morgan Amory LLC - MS

Kinder Morgan Arrow Terminals Holdings, Inc. - DE

KM Decatur, Inc. - AL

Mid-South Port Transportation LLC

River Terminals Properties, LP - TN

Tajon Holdings, Inc. - PA

River Terminals Properties GP LLC - DE

Guilford County Terminal Company, LLC -NC

Johnston County Terminal, LLC

TransColorado Gas Transmission Company - CO

KM Upstream LLC -DE

Kinder Morgan Petcoke LP LLC - DE

Kinder Morgan Petcoke GP LLC - DE

Kinder Morgan Petcoke, L.P. - DE

Stevedore Holdings, L.P. - DE

Kinder Morgan NatGas Operator LLC - DE

General Stevedores Holdings LLC - DE

General Stevedores GP, LLC - TX

SRT Vessels LLC - DE

Carbon Exchange LLC - DE

Kinder Morgan Louisiana Pipeline Holding LLC - DE

Kinder Morgan Louisiana Pipeline LLC - DE

Kinder Morgan Pecos LLC - DE

Kinder Morgan W2E Pipeline LLC - DE

West2East Pipeline LLC - DE

Rockies Express Pipeline LLC formerly Entrega Gas Pipeline LLC- DE

Kinder Morgan Texas Terminals, L.P. - DE

Kinder Morgan Cameron Prairie Pipeline LLC - DE

Kinder Morgan Canada Terminals ULC - Alberta

Midcontinent Express Pipeline LLC - DE

Lomita Rail Terminal LLC - DE

Transload Services, LLC - IL

Devco USA, L.L.C. - OK

Kinder Morgan Cochin ULC - Alberta

Kinder Morgan Cochin LLC - DE

Kinder Morgan Seven Oaks LLC - DE

Kinder Morgan Columbus LLC - DE

KM Liquids Terminals LLC - DE

Kinder Morgan Production Company LLC - DE

Kinder Morgan Crude Oil Pipelines LLC - DE

Kinder Morgan Tejas Pipeline LLC - DE

Kinder Morgan Texas Pipeline LLC - DE

Kinder Morgan Wink Pipeline LLC - DE

Kinder Morgan North Texas Pipeline LLC - DE

Kinder Morgan Border Pipeline LLC - DE

Kinder Morgan Marine Services LLC - DE

Kinder Morgan Mid Atlantic Marine Services LLC - DE

TransColorado Gas Transmission Company LLC - DE

Trailblazer Pipeline Company LLC - DE